Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Capitalized terms used but not defined in this Exhibit 99.3 shall have the meanings ascribed to them in the Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on June 28, 2021, of which this Exhibit 99.3 forms a part and, if not defined in the Form 8-K.

Introduction

The unaudited pro forma combined balance sheet as of March 31, 2021 gives pro forma effect to the merger, as summarized below, as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the year ended December 31, 2020 and March 31, 2021 give pro forma effect to the merger as if it had occurred as of January 1, 2020. This information should be read together with Parc Investments, Inc.’s (“Parc”) and Biond Photonics’ respective financial statements and related notes.

The unaudited pro forma combined balance sheet as of March 31, 2021 has been prepared using the following:

●	Biond Photonics’ unaudited historical balance sheet as of March 31, 2021, as included elsewhere in this form 8-K; and

●	Parc’s unaudited historical balance sheet as of March 31, 2021, as included in Parc’s Quarterly Report filed on Form 10-Q filed with the SEC on May 17, 2021 and incorporated herein by reference.

The unaudited pro forma combined statement of operations for the year ended December 31, 2020 has been prepared using the following:

●	Biond Photonics’ audited historical statement of operations for the year ended December 31, 2020, as included elsewhere in this Form 8-K; and

●	Parc’s audited historical statement of operations for the year ended December 31, 2020, as included in Parc’s Annual Report filed on Form 10-K filed with the SEC on March 31, 2021 and incorporated herein by reference.

The unaudited pro forma combined statement of operations for the quarter ended March 31, 2021 has been prepared using the following:

●	Biond Photonics’ unaudited historical statement of operations for the quarter ended March 31, 2021, as included elsewhere in this Form 8-K; and

●	Parc’s unaudited historical statement of operations for the quarter ended March 31, 2021, as included in Parc’s Quarterly Report filed on Form 10-Q filed with the SEC on May 17, 2021 and incorporated herein by reference.

Description of the Transactions

The merger, the Investment and accompanying transactions may be summarized as follows:

●	The merger of Biond Photonics into the merger sub, a wholly owned subsidiary of Parc, with Biond Photonics surviving the merger as a wholly owned subsidiary of Parc, then Parc renamed to Aeluma;

●	the retirement of 2,500,000 shares of Parc’s common stock immediately prior to the closing of the merger; and

●	the issuance of 4,100,000 shares of Parc common stock to the stockholders of Biond Photonics in exchange of 100% of the shares of Biond Photonics (including any shares of Biond Photonic common stock resulting from the conversion of the SAFE notes).

Accounting for the Merger

The merger is accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Parc Investments, who is the legal acquirer in the merger, is treated as the “acquired” company for financial reporting purposes and Biond Photonic is treated as the accounting acquirer. Biond Photonics has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

●	Biond Photonics’ existing stockholders expecting to have the greatest voting interest of the post-combination company with at least 30.86% of the voting interest;

●	Biond Photonics’ senior management comprising all of the senior management of the post-combination company;

●	The directors nominated by Biond Photonics will represent the majority of the post-combination company Board; and,

●	Biond Photonics’ operations comprising the ongoing operations of the post-combination company.

Accordingly, for accounting purposes, the merger will be treated as the equivalent of a capital transaction in which Biond Photonics is issuing stock for the net assets of Parc. The net assets of Parc will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to merger will be those of Biond Photonics.

Basis of Pro Forma Presentation

The unaudited pro forma combined financial statements were prepared in accordance with Article 11 of SEC Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Biond Photonics has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma combined financial information. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary to assist in understanding the post-combination company upon consummation of the merger.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the post-combination company will experience. Biond Photonics and Parc have not had any historical relationship prior to the merger. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

As a result of the merger and immediately following the closing of the merger and before any capital raises, current stockholders of Biond Photonics will own approximately 64% of the outstanding shares of Aeluma common stock. Parc investors will own approximately 36% of the outstanding shares of Aeluma common stock. As a result, current stockholders of Biond Photonics, as a group, will collectively own more shares of Aeluma common stock than any single stockholder following consummation of the merger with two stockholders of Aeluma owning more than 10% of the issued and outstanding capital stock of Aeluma.

Biond Photonics, Inc.

Unaudited Pro Forma Combined Balance Sheets

As of March 31, 2021

	(A)	(B)
	Historical
	Biond Photonics	Parc Investments	Pro-Forma Adjustments		Pro-Forma Balance Sheet
ASSETS

Current Assets
Cash	$158,454	$2,966	$-		161,420
Total Current Assets	158,454	2,966			161,420

Property and Equipment	119,344	-	-		119,344
Deposits	80,865	-	-		80,865

Total Assets	$358,663	$2,966	$-		$361,629

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts Payable	$3,456	$-	$-		$3,456
Accrued expenses	21,571	10,500	-		32,071
Advances from officers	11,616	-	-		11,616
Notes Payable to officers	120,000	35,000	-		155,000
Total Current Liabilities	156,643	45,500			202,143

Long-Term Liabilities
SAFE Notes	210,000	-	(210,000)	(1)	-
Total Long-Term Liabilities	210,000	-	(210,000)		-

Total Liabilities	366,643	45,500	(210,000)		202,143

Commitments and Contingencies

Stockholders' Equity (Deficit)
Common Stock	20,202	500	(20,042)	(1,2)	660
APIC			187,008	(1,2,3)	187,008
Accumulated Deficit	(28,182)	(43,034)	43,034	(3)	(28,182)
Total Stockholders' Equity (Deficit)	(7,980)	(42,534)	210,000		159,486

Total Liabilities and Stockholders Equity (Deficit)	$358,663	$2,966	$-		$361,629

Biond Photonics, Inc.

Unaudited Pro Forma Combined Statements of Operations

 For the year ended December 31, 2020

	Biond Photonics	Parc Investments	Pro-Forma Adjustments		Pro-Forma P&L

Revenue	$-	$-	$-		$-

Operating Expenses	11,670	32,175	-		43,845

Other Income (Expenses)
Interest Expense	(1,000)	-	-		(1,000)
Total Other Expenses	(1,000)	-	-		(1,000)

Loss before provision for Income Taxes	(12,670)	(32,175)	-		(44,845)

Provision for income tax	(800)	-	-		(800)

Net Loss	$(13,470)	$(32,175)	$-		$(45,645)

Basic and Diluted Loss Per Share	$(0.03)	$(0.01)	$-		$(0.02)

Weighted average common shares outstanding - basic and diluted	431,507	5,000,000	(2,500,000)	2	2,931,507

Biond Photonics, Inc.

Unaudited Pro Forma Combined Statements of Operations

For the three months ended March 31, 2021

					Pro Forma
	Biond Photonics	Parc Investments	Pro-Forma Adjustments		Income Statement

Revenue	$-	$-	$-		$-

Operating Expenses	12,163	10,859	-		23,022

Other Income (Expenses)
Interest Expense	(1,500)	-	-		(1,500)
Total Other Expenses	(1,500)	-	-		(1,500)

Loss before provision for Income Taxes	(13,663)	(10,859)	-		(24,522)

Provision for income tax	(800)	-	-		(800)

Net Loss	$(14,463)	$(10,859)	$-		$(25,322)

Basic and Diluted Loss Per Share	$(0.01)	$(0.00)	$-		$(0.01)

Weighted average common shares outstanding - basic and diluted	2,515,432	5,000,000	(2,500,000)	2	5,015,432

Pro Forma Adjustments to the Unaudited Condensed Combined Balance Sheet

(A)	Derived from the unaudited balance sheet of Biond Photonics as of March 31, 2021. See Biond Photonics’s financial statements and the related notes appearing elsewhere in the form 8k and incorporated herein by reference.

(B)	Derived from the unaudited balance sheet of Parc as of March 31, 2021. See Parc’s financial statements and the related notes appearing elsewhere in Parc’s Quarterly Report filed on Form 10-Q filed with the SEC on May 17, 2021 and incorporated herein by reference.

(1)	Reflects the conversion of SAFE Notes into equity.

(2)	Reflects the retirement of 2,500,000 shares of Parc common stock immediately prior to the merger transaction.

(3)	Reflects the elimination of the historical accumulated deficit of Parc, the legal acquirer, in the amount of $43,034.